UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

SELECT MEDICAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2025, the Board of Directors (the “Board”) of Select Medical Holdings Corporation (the “Company”) approved and adopted amendments to the Company’s bylaws, amending and restating them in their entirety (the “Amended and Restated Bylaws”).

The Amended and Restated Bylaws enhance and clarify certain procedural and disclosure requirements related to stockholder nominations of directors and submissions of proposals regarding other business at annual or special meetings of stockholders in light of the universal proxy rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 under the Securities Exchange Act of 1934. Specifically, the Amended and Restated Bylaws provide, among other things, that the stockholder must (i) include in its advance notice of nomination, a representation that the stockholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares representing at least 67% of the voting power of the shares entitled to vote generally in the election of directors and all other information required under Rule 14a-19, and (ii) provide evidence that the stockholder has solicited proxies from holders of at least 67% of the voting power of the Company’s outstanding capital stock entitled to vote in the election of directors. In addition, the Amended and Restated Bylaws make certain other clarifying and procedural changes to the Company’s advanced notice bylaws.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Select Medical Holdings Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Date: August 4, 2025	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Senior Executive Vice President, General Counsel and Secretary